EXHIBIT 10.66


                               AMENDMENT TO THE
             TRITON EXPLORATION SERVICES, INC. 401(K) SAVINGS PLAN

     Triton Exploration Services, Inc., a Delaware corporation (the "Company"), acting by and through its undersigned authorized officer, adopts this amendment to the Triton Exploration Services, Inc. 401(k) Savings Plan (the "Plan"), effective as set forth hereafter.

     WHEREAS,  the  Company  is  the  sponsor  of  the  Plan;  and

     WHEREAS,  the  Company  desires  to  amend  the  Plan;  and

     WHEREAS,  Section  10.01  authorizes  the  Company  to  amend  the  Plan;

     NOW,  THEREFORE,  the  Plan  is  amended  as  follows:

     1.          The  following  is added as a new paragraph under the vesting schedule  in  Section  1.40  of  the  Plan  to  read  as  follows:

"Notwithstanding the foregoing, the Accrued Benefit of any Participant whose covered employment under the Plan was terminated by the Employer in connection with the implementation of the Employer's 1998 restructuring plan shall be fully vested and immediately nonforfeitable as of the date of termination of each such person's covered employment."

     2. Except as otherwise provided herein, the Plan remains unamended and in full force and effect.

     EXECUTED  effective  this  the  1st  day  of  August,  1998.

                                   TRITON  EXPLORATION  SERVICES,  INC.



                                   By:       /s/ Robert B. Holland

                                   Title:    Interim CEO